CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





We hereby consent to the use in this Amendment No. 4 to the Registration Statement on Form SB-2 of our report dated February 13, 1997, except as to Note 3 which is dated March 11, 1997, relating to the financial statements of Compu-DAWN, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                           /s/ Lazar, Levine & Company LLP
                                           LAZAR, LEVINE & COMPANY LLP




New York, New York
May 28, 1997


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